                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JANUARY   YEAR: 2003

                                                                             Revised                     Revised
                 MONTH           7/31/02        8/31/02        9/30/02       10/31/02      11/30/02      12/31/02         1/31/03
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)               $ 31,375,535   $ 44,301,404   $ 42,522,545  $ 36,364,891   $37,758,291   $ 37,942,000   $ 32,259,076

INCOME BEFORE INT.
 DEPREC./TAX                   $   (404,653)  $  2,873,930   $ 13,541,752  $   (621,434)  $(2,084,891)  $343,876,220   $ (1,536,473)

NET INCOME (LOSS) (MOR-6)      $ (4,909,430)  $ (1,383,826)  $  6,428,456  $ (5,034,848)  $(6,583,967)  $ (7,138,000)  $ (3,030,446)

PAYMENTS TO INSIDERS (MOR-9)   $     78,911   $    112,872   $    131,592  $    470,408   $   770,503   $    239,256   $  1,734,175

PAYMENTS TO PROFESSIONALS
 (MOR-9)                       $  1,019,131   $    622,317   $    362,823  $  1,123,130   $ 2,754,975   $  2,071,028   $  6,041,420


TOTAL DISBURSEMENTS
(MOR-7)(1)                     $ 89,651,958   $ 73,952,992   $ 67,752,947  $ 89,553,648   $70,273,874   $343,876,220   $ 47,260,040


(1) Excludes intercompany
    transfers as follows:      $ 15,729,203   $ 14,831,022   $ 15,653,136  $ 16,106,931   $21,216,572   $146,454,927   $496,707,655


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

---------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

Our Plan of Reorganization became effective on December 19, 2002.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)



                  TITLE  Sr. Vice President - Finance, CFO
                         ---------------------------------------------------



MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.

 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich Re:            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       FM Global,                                 Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100       et al.                                     PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS, INC.

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JANUARY 31, 2003
(In Thousands) (Unaudited)

                                       ---------------------------------------------------------------------
                                         STERLING CHEMICALS,     STERLING CHEMICALS       STERLING CHEMICALS
                                               INC.(1)              ENERGY, INC.                  INC.
ASSETS                                     01-37806-H4-11          01-37807-H4-11             CONSOLIDATED
                                       ---------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $  83,986                $       -                 $  83,986
        Trade accounts receivable, net         38,367                       76                    38,443
        Other Receivables                       3,155                        -                     3,155
        Inventories                            33,165                        -                    33,165
        Prepaid expenses                        5,481                        -                     5,481
        Deferred income tax benefit             2,386                        -                     2,386
                                            -------------------------------------------------------------
TOTAL CURRENT ASSETS                          166,540                       76                   166,616

Property, plant and equipment, net            278,504                    3,384                   281,888
Deferred income taxes                               -                        -                         -
Investments-Third Party                         1,500                    5,658                     7,158
Other assets                                   15,453                        -                    15,453
                                            -------------------------------------------------------------

TOTAL ASSETS                                $ 461,997                $   9,118                 $ 471,115
                                            =============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             234,608                      293                   234,901
Pre-Petition liabilities

Redeemable preferred stock                     30,572                        -                    30,572
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               28                        -                        28
        Additional paid-in capital            201,933                    8,192                   210,125
        Retained earnings-Filing Date        (212,503)                  15,333                  (197,170)
        Retained earnings-Post Filing Date    207,359                  (14,700)                  192,659
        Pension adjustment                          -                        -                         -
        Accumulated translation adj.                -                        -                         -
        Deferred compensation                       -                        -                         -
                                            -------------------------------------------------------------
                                              196,817                    8,825                   205,642
        Treasury stock at cost                      -                        -                         -
                                            -------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    196,817                    8,825                   205,642

TOTAL LIABILITIES AND EQUITY                $ 461,997                $   9,118                 $ 471,115
                                            =============================================================


(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                        -----------------------------------------------------------------------------------
                                          7/31/02     8/31/02   9/30/02     10/31/02     11/30/02     12/31/02     1/31/03
                                        -----------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $ 65,012   $  66,090  $ 67,655  $    73,489   $   71,657   $   18,658   $  23,194
ROYALTY AND REVENUE PAYABLE                     --          --        --           --           --           --          --
NOTES PAYABLE - INSURANCE                       --          --        --           --           --           --          --
TAX PAYABLE:                                    --          --        --           --           --           --          --
    Federal Payroll Taxes                       --          --        --           95           28         (364          --
    State Payroll & Sales                      419         419        56           --           51           79          --
    Ad Valorem Taxes                            --          --        --           --           --           --          --
    Other Taxes                              4,290       4,850     5,141        5,275        4,545        4,710       1,269
TOTAL TAXES PAYABLE                       $  4,709   $   5,218  $  5,197  $     5,370   $    4,624   $    4,425   $   1,269
SECURED DEBT POST-PETITION                  58,656      54,769    57,242       32,404       35,200       94,275      94,275
ACCRUED INTEREST PAYABLE                       509         486       513          607          781          343       1,155
*ACCRUED PROFESSIONAL FEES:                  7,490       8,478     8,989       10,078        9,807       11,064       4,423
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs      34,268      33,069    46,721       46,525       45,930      113,640     110,292
  2.  Lease Operating Expenses/Capital          --          --        --           --           --           --          --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $170,644   $ 168,110  $186,317  $   168,473   $  167,999   $  242,405   $ 234,608
===========================================================================================================================


*Payment Requires Court Approval

MOR-4

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-37806-H4-11
CASE NAME: STERLING CHEMICALS ENERGY, INC.          CASE NUMBER: 01-37807-H4-11

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      JANUARY 2003
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $243,901    $ 233,632    $      --   $        --   $     1,269   $          --

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $243,901    $ 233,632    $      --   $        --   $     1,269   $          --
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 40,413    $ 40,413     $     --   $     --   $     --   $     --

        31-60           451         451           --         --         --         --

        61-90           363         363           --         --         --         --

        91 +         11,212      11,212           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 52,439    $ 52,439     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) Days outstanding from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS, INC
FOR THE MONTH ENDING JANUARY 31, 2003


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS,   STERLING CHEMICALS    STERLING CHEMICALS,
                                                    INC.(1)              ENERGY, INC.           INC.(1)
              MONTH                              01-37806-H4-11        01-37807-H4-11        CONSOLIDATED
                                               ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $       32,331,659    $          173,341    $       32,505,000
TOTAL COST OF REVENUES                                 32,213,028               173,341            32,386,369
GROSS PROFIT                                   $          118,631    $               --    $          118,631
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $        1,473,755    $               --    $        1,473,755
  Insiders Compensation                                    79,245                    --                79,245
  Other (Earnings in Joint Venture)                       102,104              (102,104)                   --
TOTAL OPERATING EXPENSE                        $        1,655,104    $         (102,104)   $        1,553,000
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $       (1,536,473)   $          102,104    $       (1,434,369)
INTEREST EXPENSE (includes amort of debt fees)            866,000                    --               866,000
DEPRECIATION                                            2,193,631                    --             2,193,631
OTHER (INCOME) EXPENSES*                                       --                    --                    --
OTHER ITEMS**                                                  --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $        3,059,631    $               --    $        3,059,631
==============================================================================================================
NET INCOME BEFORE TAXES                        $       (4,596,104)   $          102,104    $       (4,494,000)
INCOME TAXES                                           (1,565,658)               38,658            (1,527,000)
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                      $       (3,030,446)   $           63,446    $       (2,967,000)
==============================================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.
Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business; requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND
  DISBURSEMENTS                                                   Jun-02         Jul-02         Aug-02         Sep-02
                                                               ------------   ------------   ------------   -------------
1. CASH-BEGINNING OF MONTH                                         (223,012)     2,127,996       (648,863)        155,243
                                                               ============   ============   ============   =============

RECEIPTS:

2. CASH SALES                                                            --             --             --              --
                                                               ------------   ------------   ------------   -------------

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                    46,518,489     50,696,794     37,988,857      41,624,865

4. LOANS & ADVANCES - CIT
   REVOLVER                                                      51,000,000     40,400,000     40,900,000      39,000,000

5. SALE OF ASSETS                                                        --             --             --              --

6. OTHER (attach list)                                           13,092,564     11,507,508     10,699,263      12,842,031
                                                               ------------   ------------   ------------   -------------
TOTAL RECEIPTS                                                  110,611,053    102,604,302     89,588,121      93,466,896
                                                               ------------   ------------   ------------   -------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                             N/A            N/A            N/A             N/A
                                                               ============   ============   ============   =============
DISBURSEMENTS:

7. NET PAYROLL                                                    2,733,978      1,746,717        839,107       2,316,573

8. PAYROLL TAXES PAID                                             1,092,418        852,876        819,258         763,168

9. SALES, USE & OTHER TAXES
   PAID                                                           1,303,015        117,874        155,540              --

10.SECURED/RENTAL/LEASES                                            147,956        167,081         52,603         114,647

11.UTILITIES                                                      3,361,146      4,886,600      3,726,325       4,443,473

12.INSURANCE                                                          7,256      1,010,982      2,806,647         682,576

13.INVENTORY PURCHASES                                           29,280,908     20,102,494     19,550,777      20,626,111

14.VEHICLE EXPENSES                                                      --             --             --              --

15.TRAVEL & ENTERTAINMENT                                            38,426         19,843         32,254          56,335

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                       1,681,812      1,825,551      2,065,181       1,434,386

17.ADMINISTRATIVE & SELLING                                       2,334,678      3,411,237      2,111,745       3,707,187

18.OTHER (attach list)                                           65,577,853     70,220,775     56,002,260      48,898,803

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                   107,559,446    104,362,030     88,161,697      83,043,260

19.PROFESSIONAL FEES                                                700,599        971,381        622,317         362,823

20.U.S. TRUSTEE FEES                                                     --         47,750             --              --

21.OTHER REORGANIZATION
      EXPENSES (attach list)                                             --             --             --              --

                                                               ------------   ------------   ------------   -------------
TOTAL DISBURSEMENTS                                             108,260,045    105,381,161     88,784,014      83,406,083
                                                               ============   ============   ============   =============

22.NET CASH FLOW                                                  2,351,008     (2,776,859)       804,106      10,060,813

23.CASH - END OF MONTH (MOR-2)                                    2,127,996       (648,863)       155,243      10,216,056


  CASH RECEIPTS AND                                                                                          FILING TO
  DISBURSEMENTS                            Oct-02          Nov-02             Dec-02          Jan-03           DATE
                                        ------------    -------------      ------------    ------------    --------------
1. CASH-BEGINNING OF MONTH                10,216,056         (464,035)        3,138,417      99,817,319         9,346,546
                                        ============    =============      ============    ============    ==============

RECEIPTS:

2. CASH SALES                                     --               --                --              --                --
                                        ------------    -------------      ------------    ------------    --------------

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                             45,651,554       34,654,152        46,499,846      30,999,813       586,574,669

4. LOANS & ADVANCES - CIT
   REVOLVER                               38,200,000       44,100,000        30,800,000              --       621,200,000

5. SALE OF ASSETS                                 --               --       363,101,849              --       363,101,849

6. OTHER (attach list)                    11,128,933       16,338,746       199,509,075     497,135,641       905,693,671
                                        ------------    -------------      ------------    ------------    --------------
TOTAL RECEIPTS                            94,980,488       95,092,898       639,910,770     528,135,454     2,476,570,189
                                        ------------    -------------      ------------    ------------    --------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                      N/A              N/A               N/A             N/A               N/A
                                        ============    =============      ============    ============    ==============
DISBURSEMENTS:

7. NET PAYROLL                             2,368,561          425,523         3,861,640       3,475,297        38,320,674

8. PAYROLL TAXES PAID                      1,084,046        1,350,343           728,003       1,613,681        17,612,491

9. SALES, USE & OTHER TAXES
   PAID                                      134,653           94,559           135,494       3,954,031        12,128,555

10.SECURED/RENTAL/LEASES                     182,652          341,686         2,807,756         120,931         5,490,780

11.UTILITIES                               4,507,855        4,141,167         5,152,716       9,775,628        75,016,163

12.INSURANCE                                 682,576        1,350,072         1,350,072       1,479,320        14,797,526

13.INVENTORY PURCHASES                    16,705,209       18,460,459        18,394,417      11,552,337       270,823,660

14.VEHICLE EXPENSES                               --               --                --              --                --

15.TRAVEL & ENTERTAINMENT                     53,599          107,208            61,605          19,024           923,733

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                1,448,005        2,218,680         3,758,844       2,981,377        42,418,316

17.ADMINISTRATIVE & SELLING                2,623,594        2,419,459         1,674,696       2,888,431        51,327,379

18.OTHER (attach list)                    74,496,700       57,576,315       212,373,779     500,066,219     1,557,854,878

TOTAL DISBURSEMENTS FROM
   OPERATIONS                            104,287,449       88,485,471       250,299,021     537,926,275     2,086,714,153

19.PROFESSIONAL FEES                       1,076,880        2,754,975         2,071,028       5,992,670        23,447,435

20.U.S. TRUSTEE FEES                          46,250               --                --          48,750           283,250

21.OTHER REORGANIZATION
     EXPENSES (attach list)                  250,000          250,000       290,861,818              --       291,486,818

                                        ------------    -------------      ------------    ------------    --------------
TOTAL DISBURSEMENTS                      105,660,579       91,490,446       543,231,867     543,967,695     2,401,931,656
                                        ============    =============      ============    ============    ==============

22.NET CASH FLOW                         (10,680,091)       3,602,453        96,678,902     (15,832,241)       74,638,532

23.CASH - END OF MONTH (MOR-2)              (464,035)       3,138,417        99,817,319      83,985,078        83,985,078

           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                  Jun-02     Jul-02      Aug-02     Sep-02      Oct-02
                                 ---------- ----------  ---------- ---------- ------------
6.  OTHER RECEIPTS:

    Interest Income                      --         --          --         --           --

    401(k) Plan Refund                   --         --          --         --           --

    Cobra Insurance Payment              --         --          --         --           --

    Miscellaneous                   159,394    119,703     129,984    115,953       70,287

    New Equity                           --         --          --         --           --

    Emission Credits                     --         --          --         --           --

    Account Transfers            11,535,051 10,517,018   9,680,461 10,293,339   10,256,352

    Intercompany Transfers        1,398,119    870,787     888,819  2,432,738      802,294
                                 ---------- ----------  ---------- ---------- ------------
   TOTAL OTHER RECEIPTS          13,092,564 11,507,508  10,699,263 12,842,031   11,128,933
                                 ========== ==========  ========== ========== ============
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense              --         --          --         --           --

    Workover Expense                     --         --          --         --           --

    Capital Expenditures            134,895    178,576     133,192    219,678      468,375

    Revenue & Royalties                  --         --          --         --           --

    Interest Payment                     --         --          --         --           --

    Employee Benefits             2,998,019  1,890,070   1,393,784  1,198,033    1,905,173

    Severance tax                        --         --          --         --           --

    Pre-petition checks voided
       in current period                 --         --          --         --           --

    Account Transfers            11,535,051 10,517,018   9,680,461 10,293,339   10,256,352

    CIT Revolver Payments        44,954,575 52,422,925  39,644,262 31,827,957   56,017,221

    Intercompany Transfers        5,955,312  5,212,185   5,150,562  5,359,797    5,849,579
                                 ---------- ----------  ---------- ---------- ------------
TOTAL OTHER DISBURSEMENTS        65,577,853 70,220,775  56,002,260 48,898,803   74,496,700
                                 ========== ==========  ========== ========== ============
   OTHER CASH RECEIPTS AND                                               FILING TO
   DISBURSEMENTS:                   Nov-02       Dec-02       Jan-03        DATE
                                 ----------- ------------- ----------- -------------
6.  OTHER RECEIPTS:

    Interest Income                       --        49,668      98,776       228,745

    401(k) Plan Refund                    --            --          --            --

    Cobra Insurance Payment               --            --          --            --

    Miscellaneous                    102,469        98,802   1,458,522     4,989,980

    New Equity                            --    59,983,000          --    59,983,000

    Emission Credits                      --            --          --            --

    Account Transfers             15,429,531   138,586,410 495,503,280   824,656,517

    Intercompany Transfers           806,746       791,195      75,062    15,835,429
                                 ----------- ------------- ----------- -------------
   TOTAL OTHER RECEIPTS           16,338,746   199,509,075 497,135,641   905,693,671
                                 =========== ============= =========== =============
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense              --            --          --            --

    Workover Expense                     --            --          --            --

    Capital Expenditures            308,040       633,044     520,286     9,139,336

    Revenue & Royalties                  --            --          --            --

    Interest Payment                     --            --      33,050       130,212

    Employee Benefits             1,282,714     2,206,010                34,921,554
                                                            2,805,228
    Severance tax                        --            --                        --
                                                                   --
    Pre-petition checks voided
       in current period                 --            --          --       (30,000)

    Account Transfers            15,382,622   136,275,850 495,306,865   822,102,632

    CIT Revolver Payments        34,768,989    63,079,798          --   592,245,474

    Intercompany Transfers        5,833,950    10,179,077   1,400,789    99,345,669
                                 ---------- ------------- ----------- -------------
TOTAL OTHER DISBURSEMENTS        57,576,315   212,373,779 500,066,219 1,557,854,878
                                 ========== ============= =========== =============

                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND                            Chase             Chase             Chase              Chase
  DISBURSEMENTS                             00101824317       00103316882        103405743       6301810002508
  -----------------                       ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                   1,250,322         1,115,123         1,601,343        (3,368,889)
                                          ===============   ===============   ===============   ===============
  RECEIPTS:

  2.  CASH SALES                                       --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE        27,746,720

  4.  LOANS & ADVANCES - CIT REVOLVER

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                              --       265,226,122         4,700,000        10,090,506
                                          ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                               27,746,720       265,226,122         4,700,000        10,090,506
                                          ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                        N/A               N/A               N/A               N/A
                                          ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                                                   3,475,297                --

  8.  PAYROLL TAXES PAID                                                            1,613,681

  9.  SALES, USE & OTHER TAXES PAID                                                                   3,954,031

  10. SECURED/RENTAL/LEASES                                                                             120,931

  11. UTILITIES                                                   9,775,628

  12. INSURANCE                                                     284,647                           1,194,673

  13. INVENTORY PURCHASES                                        11,387,170                             165,167

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                             19,024

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                 2,981,377

  17. ADMINISTRATIVE & SELLING                                      522,535                           2,365,897

  18. OTHER (attach list)                      28,996,720       237,979,110                --           782,847
                                          ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS          28,996,720       259,949,089         5,088,978        11,583,946
                                          ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                --         5,352,189                --           640,481

  20. U.S. TRUSTEE FEES                                --                --                --            48,750

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                    --                --                --                --
                                          ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                          28,996,720       265,301,278         5,088,978        12,273,178
                                          ===============   ===============   ===============   ===============
  22. NET CASH FLOW                            (1,250,000)          (75,156)         (388,978)       (2,182,671)

  23. CASH - END OF MONTH (MOR-2)                     322         1,039,968         1,212,365        (5,551,560)

  CASH RECEIPTS AND                            Chase          Chase      Bank One     Chase       Chase         Chase      Total
  DISBURSEMENTS                            6301810036508  6301810028508   5561833   103413945   829-91270      295594      Debtor
  -----------------                        -------------  -------------  --------- -----------  ----------  ----------- -----------
  1.  CASH-BEGINNING OF MONTH                         --             --    147,186      27,388  79,044,845   20,000,000  99,817,319
                                           =============  =============  ========= ===========  ==========  =========== ===========
  RECEIPTS:

  2.  CASH SALES                                       --            --         --          --          --           --          --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                  3,253,092                                       30,999,813

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                            --

  5.  SALE OF ASSETS                                                                                                             --

  6.  OTHER (attach list)                         519,429         9,973    490,835          --      86,744  216,012,031 497,135,641
                                          --------------- -------------  --------- -----------  ----------  ----------- -----------
  TOTAL RECEIPTS                                  519,429         9,973  3,743,927          --      86,744  216,012,031 528,135,454
                                          --------------- -------------  --------- -----------  ----------  ----------- -----------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                        N/A           N/A        N/A        N/A          N/A          N/A         N/A
                                          =============== =============  ========= ===========  ==========  =========== ===========
  DISBURSEMENTS:

  7.  NET PAYROLL                                      --            --         --         --           --           --   3,475,297

  8.  PAYROLL TAXES PAID                                                                                                  1,613,681

  9.  SALES, USE & OTHER TAXES PAID                                                                                       3,954,031

  10. SECURED/RENTAL/LEASES                                                                                                 120,931

  11. UTILITIES                                                                                                           9,775,628

  12. INSURANCE                                                                                                           1,479,320

  13. INVENTORY PURCHASES                                                                                                11,552,337

  14. VEHICLE EXPENSES                                                                                                           --

  15. TRAVEL & ENTERTAINMENT                                                                                                 19,024

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                     2,981,377

  17. ADMINISTRATIVE & SELLING                                                                                            2,888,431

  18. OTHER (attach list)                         519,429         9,973  2,766,108          --          --  229,012,031 500,066,219
                                          --------------- -------------  --------- -----------  ----------  ----------- -----------
  TOTAL DISBURSEMENTS FROM OPERATIONS             519,429         9,973  2,766,108          --          --  229,012,031 537,926,275
                                          =============== =============  ========= ===========  ==========  =========== ===========
  19. PROFESSIONAL FEES                                --            --         --          --          --           --   5,992,670

  20. U.S. TRUSTEE FEES                                --            --         --          --          --           --      48,750

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                    --            --         --          --          --           --          --
                                          --------------- -------------  --------- -----------  ----------  ----------- -----------
  TOTAL DISBURSEMENTS                             519,429         9,973  2,766,108          --          --  229,012,031 543,967,695
                                          =============== =============  ========= ===========  ==========  =========== ===========
  22. NET CASH FLOW                                    --            --    977,819          --      86,744  (13,000,000)(15,832,241)

  23. CASH - END OF MONTH (MOR-2)                      --            --  1,125,005      27,388  79,131,590    7,000,000  83,985,078


MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                  Chase           Chase           Chase           Chase             Chase           Chase
DISBURSEMENTS:                        00101824317     00103316882      103405743     6301810002508     6301810036508   6301810028508
--------------                        -----------     -----------      ---------     -------------     -------------   -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous                                      967,688

     New Equity

     Emission Credits

     Account Transfers                              264,183,372       4,700,000        10,090,506          519,429          9,973

     Intercompany Transfers                              75,062
                                     ----------     -----------       ---------        ----------        ---------      ---------
TOTAL OTHER RECEIPTS                         --     265,226,122       4,700,000        10,090,506          519,429          9,973
                                     ==========     ===========       =========        ==========        =========      =========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                 520,286

     Revenue & Royalties

     Interest Payment                                    33,050

     Employee Benefits                                2,013,264                           262,561          519,429         9,973

     Severance tax

     Pre-petition checks voided
       in current period

     Account Transfers               28,996,720     234,532,006

     CIT Revolver Payments

     Intercompany Transfers                           1,400,789
                                     ----------     -----------       ---------        ----------        ---------      ---------
TOTAL OTHER DISBURSEMENTS            28,996,720     237,979,110              --           782,847          519,429          9,973
                                     ==========     ===========       =========        ==========        =========      =========

OTHER CASH RECEIPTS AND               Wells Fargo        Bank One         Chase           Chase           Chase             Total
DISBURSEMENTS:                         4496870106         5561833       103413945       829-91270        295594            Debtor
--------------                      --------------   ------------       ---------       ---------       ---------      -------------
                                                                                        Investment      Investment
6.   OTHER RECEIPTS:

     Interest Income                                                                      86,744           12,031             98,776

     401(k) Plan Refund                                                                                                           --

     Cobra Insurance Payment                                                                                                      --

     Miscellaneous                                        490,835                                                          1,458,522

     New Equity                                                                                                                   --

     Emission Credits                                                                                                             --

     Account Transfers                                                                                216,000,000        495,503,280

     Intercompany Transfers                                                                                                   75,062
                                    ------------       ----------     ----------      ----------      -----------       ------------
TOTAL OTHER RECEIPTS                          --          490,835             --          86,744      216,012,031        497,135,641
                                    ============       ==========     ==========      ==========      ===========       ============

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                                      --

     Workover Expense                                                                                                             --

     Capital Expenditures                                                                                                    520,286

     Revenue & Royalties                                                                                                          --

     Interest Payment                                                                                                         33,050

     Employee Benefits                                                                                                     2,805,228

     Severance tax                                                                                                                --

     Pre-petition checks voided
       in current period                                                                                                          --

     Account Transfers                                  2,766,108                                     229,012,031        495,306,865

     CIT Revolver Payments                                                                                                        --

     Intercompany Transfers                                                                                                1,400,789
                                    ------------       ----------    -----------       ----------     -----------        -----------
TOTAL OTHER DISBURSEMENTS                     --        2,766,108             --               --     229,012,031        500,066,219
                                    ============       ==========    ===========       ==========     ===========        ===========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF         JANUARY 2003
                                  ---------------------------------


BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of TX
ACCOUNT NUMBER                  103413945           82991270           295594           00101824317
--------------
ACCOUNT TYPE                 Restructuring     Investment Fund    Investment Fund        AR Wires
--------------              ---------------    ---------------    ---------------    ---------------
BANK BALANCE                $        27,389    $    79,131,590    $     7,000,000    $           100

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS

OTHER                                                                                            221
                            ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE       $        27,389    $    79,131,590    $     7,000,000    $           321
                            ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS  $        27,389    $    79,044,845    $    20,000,000    $     1,250,321

RECEIPTS                                                86,745             12,031         27,746,720

TRANSFERS BETWEEN ACCOUNTS                                            (13,012,031)       (28,996,720)

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS
                            ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS     $        27,389    $    79,131,590    $     7,000,000    $           321
                            ===============    ===============    ===============    ===============

BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                00103316882         00103405743       6301810036508
--------------
ACCOUNT TYPE                  Concentration         Payroll         Contr. Disb.
--------------               ---------------    ---------------    ---------------
BANK BALANCE                 $     1,040,190    $       163,306    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                      (5,551,560)

OTHER                                   (222)         1,049,059
                             ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $     1,039,968    $     1,212,365    $    (5,551,560)
                             ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $     1,115,123    $     1,601,343    $    (3,368,888)

RECEIPTS                             967,688

TRANSFERS BETWEEN ACCOUNTS        28,325,640          4,700,000         10,090,506

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS       (29,368,483)        (5,088,978)       (12,273,178)
                             ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $     1,039,968    $     1,212,365    $    (5,551,560)
                             ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del       Bank One
ACCOUNT NUMBER                6301810036508      6301810028508         5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $     1,125,800    $    88,488,375

DEPOSIT IN TRANSIT                                                                                 --

OUTSTANDING CHECKS                                                                         (5,551,560)

OTHER                                                        --               (795)         1,048,263
                             ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $     1,125,005    $    83,985,078
                             ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $       147,186    $    99,817,319

RECEIPTS                                                                 3,743,927         32,557,111

TRANSFERS BETWEEN ACCOUNTS           519,429              9,973         (2,766,108)        (1,129,311)

(WITHDRAWAL) CONTRIBUTION-                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                         --

CHECKS/OTHER DISBURSEMENTS          (519,429)            (9,973)                          (47,260,041)
                             ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $     1,125,005     $   83,985,078
                             ===============    ===============    ===============    ===============


                      MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)


            INSIDERS:
       NAME/POSITION/COMP TYPE(1)        Jul-2002   Aug-2002   Sep-2002   Oct-2002
---------------------------------------  ---------  --------  ---------   --------
 1. Frank Diassi/Chairman
    of Board/Salary                      $      --  $     --  $
 2. Frank Diassi/Chairman
    of Board/Bonus
 3. Frank Diassi/Chairman
    of Board/Expenses                           --        --
 4. Frank Diassi/Chairman
    of Board/Vacation payout
 5. David Elkins/President/Salary           30,333    30,333     30,333      30,333
 6. David Elkins/President/Bonus                --    22,288     21,875     136,500
 7. David Elkins/President/Expenses                       37        181          --
 8. David Elkins/President/
    Insurance                                          1,445         --          --
 9. Richard Crump/Exec VP Opers/Salary      27,917    27,917     27,917      27,917
10. Richard Crump/Exec VP Opers/Bonus           --        --     20,625     125,625
11. Richard Crump/Exec VP Opers/Expense                   25         --          30
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                              18,333    18,333     18,333      18,333
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                                   --        --     10,000      79,200
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                                          166         --          --
15. Robert Roten/Former Pres & Board
    Member/SERP                              2,328     2,328      2,328       2,328
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                       --
17. Robert Roten/Former Pres & Board
    Member/BOD fee                                    10,000                 20,000
18. Rolf Towe/Board Member/BOD fees                                           7,050
19. Rolf Towe/Board Member/Expenses             --                            5,592
20. Hunter Nelson/Board Member                                               10,450
21. Frank Hevrdejs/Board Member                                               7,050
                                         --------- ---------  ---------   ---------
TOTAL INSIDERS (MOR-1)                   $  78,911 $ 112,872  $ 131,592   $ 470,408
                                         ========= =========  =========   =========

            INSIDERS:                                                           FILING TO
       NAME/POSITION/COMP TYPE(1)         Nov-2002    Dec-2002     Jan-2003       DATE
---------------------------------------  ----------   ---------   ----------   ----------
 1. Frank Diassi/Chairman
    of Board/Salary                      $       --   $      --   $       --       62,500
 2. Frank Diassi/Chairman
    of Board/Bonus                               --                                    --
 3. Frank Diassi/Chairman
    of Board/Expenses                            --                                    --
 4. Frank Diassi/Chairman
    of Board/Vacation payout                                                       45,193
 5. David Elkins/President/Salary            30,333     133,933       30,333      389,665
 6. David Elkins/President/Bonus            273,000      21,875    1,654,930      656,663
 7. David Elkins/President/Expenses              71       4,245           --       15,418
 8. David Elkins/President/
    Insurance                                    --          --                     3,629
 9. Richard Crump/Exec VP Opers/Salary       27,917      27,917       27,917      357,389
10. Richard Crump/Exec VP Opers/Bonus       251,250      20,625           --      585,313
11. Richard Crump/Exec VP Opers/Expense       8,627          --          334       32,739
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                               18,333      18,333       18,333      231,665
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                               158,400      10,000           --      357,800
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                                 244          --           --       20,623
15. Robert Roten/Former Pres & Board
    Member/SERP                               2,328       2,328        2,328       30,264
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                        --          --                    30,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                               --          --                    58,900
18. Rolf Towe/Board Member/BOD fees              --          --                    27,550
19. Rolf Towe/Board Member/Expenses              --          --                    21,725
20. Hunter Nelson/Board Member                   --          --                    31,950
21. Frank Hevrdejs/Board Member                  --          --                    31,350
                                         ----------   ---------   ----------   ----------
TOTAL INSIDERS (MOR-1)                   $  770,503   $ 239,256   $1,734,175   $2,990,336
                                         ==========   =========   ==========   ==========


       PROFESSIONALS
      NAME/ORDER DATE         Jul-2002    Aug-2002      Sep-2002      Oct-2002
---------------------------  ----------  ----------   -----------   -----------
 1. Logan & Company, Inc.    $    2,850  $   13,370   $  5,538.58   $    19,892
 2. Andrews & Kurth LLP         199,288     227,814    128,654.51       100,347
 3. US Trustee                   47,750          --            --        46,250
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP          405,299      92,770            --       472,733
 5. Akin Gump Strauss            64,896      91,414     28,235.40        17,599
 6. Arthur Andersen              12,986          --            --            --
 7. Lazard Freres & Co. LLC     138,779     135,315    136,320.88       135,329
 8. Baker & Botts                13,310      10,488            --         6,460
 9. Groom Law Group               4,735      11,727     28,999.85        26,769
10. Nexant, Inc.                 76,738      39,419     35,073.89            --
11. Greenhill & Co.              52,500          --            --            --
12. Deloitte & Touche(2)             --          --            --       297,751
                              ---------  ----------   -----------   -----------
TOTAL PROFESSIONALS (MOR-1)  $1,019,131  $  622,317   $   362,823   $ 1,123,130
                             ==========  ==========   ===========   ===========
       PROFESSIONALS                                                    FILING TO
      NAME/ORDER DATE         Nov-2002      Dec-2002     Jan-2003         DATE
---------------------------  -----------   ----------   -----------   -------------
 1. Logan & Company, Inc.    $    17,460  $    69,114   $    69,029     $   217,009
 2. Andrews & Kurth LLP          267,097      315,092       344,459       2,250,211
 3. US Trustee                        --           --        48,750         194,250
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP           945,046      735,059            --       4,153,205
 5. Akin Gump Strauss            160,402      207,147            --       1,140,610
 6. Arthur Andersen                   --           --            --         483,048
 7. Lazard Freres & Co. LLC      198,062      135,152            --       2,067,736
 8. Baker & Botts                 19,524      405,000            --         635,494
 9. Groom Law Group               21,735       50,692        33,475         178,266
10. Nexant, Inc.                  25,348        7,032        30,308         378,957
11. Greenhill & Co.              971,427           --     5,352,189       2,073,102
12. Deloitte & Touche(2)         128,873      146,740       163,210         426,624
                             -----------  -----------   -----------     -----------
TOTAL PROFESSIONALS (MOR-1)  $ 2,754,975  $ 2,071,028   $ 6,041,420     $14,198,512
                             ===========  ===========   ===========     ===========

(1) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(2) OCTOBER 2002 FIGURE INCLUDES PAYMENTS MADE IN PRIOR PERIODS NOT YET INCLUDED IN THIS MOR.


            MOR-9